                                                                    EXHIBIT 4.11

                               CLOSING INSTRUMENT

         WHEREAS, the parties named herein desire to enter into certain Program Documents contained herein, each such document dated as of this o day of o, 200o (the "Original Issue Date"), relating to the issuance by Principal Life Income Fundings Trust o (the "Trust") of Notes to investors under Principal Life's secured notes program;

         WHEREAS, the Trust is a trust organized under, and its activities will be governed by, the provisions of the Trust Agreement as set forth in the omnibus instrument related to the Trust dated as of the date of the Pricing Supplement (the "Omnibus Instrument");

         WHEREAS, certain licensing arrangements between the Trust and Principal Financial Services, Inc. will be governed pursuant to the provisions of the License Agreement, as set forth in the Omnibus Instrument;

         WHEREAS, the Notes will be issued pursuant to the Indenture, as set forth in the Omnibus Instrument (the "Indenture");

         WHEREAS, the sale of the Notes will be governed by the Terms Agreement, as set forth in the Omnibus Instrument;

         WHEREAS, certain custodial arrangements of the Funding Agreement and the Guarantee will be governed pursuant to the provisions of the Custodial Agreement dated as of o, 2006 by and among Bankers Trust Company, N.A., acting as custodian (the "Custodian"), the Indenture Trustee and the Trustee, on behalf of the Trust;

         WHEREAS, certain agreements relating to the Notes, the Funding Agreement and the Guarantee are set forth in the Coordination Agreement, as set forth in the Omnibus Instrument.

         All capitalized terms used herein and not otherwise defined will have the meanings set forth in the Indenture.

                  [Remainder of Page Intentionally Left Blank]

                                     PART I
                            INSTRUCTIONS OF THE TRUST

         As of the Original Issue Date, the Trust herewith delivers to the Indenture Trustee, or has caused to be delivered to the Indenture Trustee, the Notes specified in the Pricing Supplement, having the [principal amount/face amount] as set forth in the Omnibus Instrument.

         As of the Original Issue Date, the Trust hereby instructs the Indenture Trustee to take all actions required to be taken with respect to the Notes under
Section 2.05(e) of the Standard Indenture Terms.

         As of the Original Issue Date, Principal Life and the Trust hereby direct the Indenture Trustee to deposit the amount of $o, the Net Proceeds to the Trust (as specified in the Pricing Supplement) in respect of the Notes to:

   Bank: o

   ABA #:  o

   Account #: o

   Contract #: o



         As of the Original Issue Date, the agents specified in the Pricing Supplement hereby direct the Indenture Trustee to deliver the Notes as follows:

         [Purchasing Agent] DTC #o

         The Depository Trust Company

                  [Remainder of Page Intentionally Left Blank]

                                    PART II
            ACKNOWLEDGMENT OF INDENTURE TRUSTEE CONCERNING THE NOTES

         The Indenture Trustee certifies, as of the Original Issue Date, the following:

         (a) The Indenture Trustee acknowledges receipt of the Notes; and

         (b) The Indenture Trustee (including in its capacity as Registrar) has taken all action required to be taken with respect to the Notes under Section 2.05(e) of the Standard Indenture Terms.

                  [Remainder of Page Intentionally Left Blank]

                                    PART III
    CERTIFICATE REGARDING CUSTODY OF THE FUNDING AGREEMENT AND THE GUARANTEE

         In connection with the issuance of the Funding Agreement and the Guarantee, the Assignment of Funding Agreement and Guarantee (set forth in Part IV of this Closing Instrument), the Custodian hereby represents that it has received delivery of the Funding Agreement and the Guarantee and is holding the Funding Agreement and the Guarantee for the benefit of the Indenture Trustee and that the Funding Agreement and the Guarantee are in the possession of the Custodian at the address below:

         Bankers Trust Company, N.A.
         453 7th Street
         Des Moines, Iowa  50309-2728


                  [Remainder of Page Intentionally Left Blank]


                                     III-1

                                    PART IV
                  ASSIGNMENT OF FUNDING AGREEMENT AND GUARANTEE

         Pursuant to the terms of the Indenture, the Trust hereby grants to the Indenture Trustee, for the benefit of the Holders of the Notes, a first priority perfected security interest in, and collaterally assigns to the Indenture Trustee, for the benefit of the Holders of the Notes, the Trust's right, title, benefits, remedies and interests in, to and under the Funding Agreement, the Guarantee and the other Collateral described in the Indenture and all of its rights and privileges with respect to the Collateral and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all Proceeds of the foregoing.

         Each of the Trust, the Indenture Trustee, Principal Life and PFG hereby agrees that, in furtherance of the collateral assignment described above, until such time as the Indenture Trustee notifies the Trust, Principal Life and PFG that all obligations of the Trust pursuant or related to the Notes have been paid or satisfied in full, the Indenture Trustee shall have and may exercise the rights and remedies of an Agreement Holder (as defined in the Funding Agreement) under the Funding Agreement and of the Trust under the Guarantee. Notwithstanding the foregoing (and whether or not the foregoing notification is given) and Section 5 of the Funding Agreement (which Principal Life acknowledges and agrees has been complied with) all obligations, representations and warranties of an Agreement Holder under the Funding Agreement and of the Trust under the Guarantee shall nevertheless remain obligations, representations and warranties of the Trust, as the case may be, and shall not be obligations of the Indenture Trustee. Principal Life, PFG and the Trust hereby agree that, until such time as the Indenture Trustee notifies the Trust, Principal Life and PFG that all obligations of the Trust pursuant to or related to the Notes have been paid or satisfied in full, Principal Life and PFG, as applicable, will comply with instructions originated by the Indenture Trustee with respect to the Funding Agreement and the Guarantee, as applicable, without further consent by the Trust.

         Principal Life and PFG hereby affirm that they have recorded the collateral assignment and grant of the security interest on their books and records to reflect the same described above. Principal Life and PFG each agree, as applicable, that it will comply with all orders of the Indenture Trustee with respect to the Funding Agreement and the Guarantee, as applicable without any further consent of the Trust. Each of Principal Life and PFG hereby confirms that it has received all documents and instruments which it requires pursuant to the terms of the Funding Agreement and Guarantee, as applicable, in connection with the collateral assignment and grant of such security interest and/or rights of the Indenture Trustee hereunder.

         Each of Principal Life and PFG hereby also represents that it has not received any notice of any adverse claim to the Funding Agreement or Guarantee, as applicable, other than the creation and perfection of a security interest in the Funding Agreement and Guarantee, as applicable, and the proceeds thereof as described herein.

         The collateral assignment and grant of the security interest and this instrument shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         This instrument may not be amended, modified or waived without the consent of the Indenture Trustee, the Trust, Principal Life and PFG.

         The Custodian hereby acknowledges the terms of this Assignment of Funding Agreement and Guarantee.

                                     PART V
          ACKNOWLEDGEMENT OF FUNDING AGREEMENT AND GUARANTEE ASSIGNMENT

         Simultaneously herewith, Principal Life has issued the Funding Agreement to the Trust and PFG has issued the Guarantee to the Trust. By this instrument, the receipt of which Principal Life and PFG hereby acknowledge, the Trust has informed Principal Life and PFG that it has conveyed and assigned (for security purposes) all of its right, title, benefits, remedies and interests in, to and under the Funding Agreement and the Guarantee to the Indenture Trustee pursuant to the Indenture.

         Principal Life and PFG hereby consent to the aforementioned assignment of the Funding Agreement and the Guarantee, as applicable, with respect to the assignment thereof to the Indenture Trustee under the Indenture. Principal Life and PFG affirm that they have changed their books and records to reflect such assignment and agree to make payments in accordance with the terms of the Funding Agreement and the Guarantee, as applicable, to the Indenture Trustee. Principal Life and PFG also agree that all of the covenants made in the Funding Agreement and the Guarantee, as applicable, are also for the benefit of the Indenture Trustee, and further agree that Principal Life and PFG shall deliver to the Indenture Trustee duplicate original copies of all notices, statements, communications and instruments delivered by Principal Life and PFG, as applicable, to the Trust pursuant to the Funding Agreement and the Guarantee, as applicable.

         Principal Life and PFG agree to execute and deliver to the Trust and the Indenture Trustee such documents and take such other action as the Trust and the Indenture Trustee may reasonably request in order to ensure that the consent granted by Principal Life and PFG pursuant to the preceding paragraph shall remain continuously effective until the termination of the Funding Agreement and the Guarantee, as applicable. The consent contained in the preceding paragraph is coupled with an interest and shall be irrevocable.

         This acknowledgment of collateral assignment and grant of security interest and this instrument shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         This instrument may not be amended, modified or waived without the consent of the Indenture Trustee, the Trust, Principal Life and PFG.

         The Custodian hereby acknowledges the terms of this Acknowledgment of Funding Agreement and Guarantee Assignment.

                  [Remainder of Page Intentionally Left Blank]

                                    PART VI
                           NOTICE OF SECURITY INTEREST

         Pursuant to the Indenture, the Trust has collaterally assigned the Funding Agreement and Guarantee to the Indenture Trustee pursuant to the Indenture.

         Notice is hereby given that the Indenture Trustee, on behalf of the Holders of the Notes, has a security interest in the Collateral, including, but not limited to, any and all payments to be made by Principal Life to the Trust pursuant to the Funding Agreement and any and all payments to be made by PFG to the Trust pursuant to the Guarantee. Each of Principal Life and PFG, by executing this instrument, hereby (x) consents to the security interest granted by the Trust, to the Indenture Trustee in the payments under the Funding Agreement and Guarantee, as applicable, (y) agrees to make all payments due under the Funding Agreement and Guarantee, as applicable, to the Collection Account or any other account designated in writing to Principal Life or PFG, as applicable, by the Indenture Trustee and (z) agrees to comply with all orders of the Indenture Trustee with respect to the Funding Agreement and Guarantee, as applicable, without any further consent from the Trust.

         This notice of security interest shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         This instrument may not be amended, modified or waived without the consent of the Indenture Trustee, the Trust, Principal Life and PFG.

         The Custodian hereby acknowledges the terms of this Notice of Security Interest.

                  [Remainder of Page Intentionally Left Blank]

                                    PART VII
                      PRINCIPAL LIFE OFFICER'S CERTIFICATE

         The undersigned, an authorized officer of Principal Life, does hereby certify to each agent that is a party to the Terms Agreement (as defined in the Omnibus Instrument) relating to the Notes, in such capacity and on behalf of Principal Life, pursuant to the Distribution Agreement, that:

         1. Since the respective dates as of which information is given in the Prospectus (as defined in the Distribution Agreement), as of the date hereof, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Principal Life and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business;

         2. The representations and warranties of Principal Life contained in the Distribution Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof;

         3. Principal Life has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof; and

         4. No stop order suspending the effectiveness of the Registration Statement (as defined in the Distribution Agreement) has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such person's knowledge, are threatened by the Commission (as defined in the Distribution Agreement).

         5. Since the date of the Prospectus, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus, and there has been no document required to be filed under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations (all as defined in the Distribution Agreement) which, upon filing, would be deemed to be incorporated by reference in the Prospectus which has not been so filed.

                  [Remainder of Page Intentionally Left Blank]


                                     VII-1

                                   PART VIII
                            PFG OFFICER'S CERTIFICATE


         The undersigned, an authorized officer of PFG, does hereby certify to each Purchasing Agent that is a party to the Terms Agreement (as defined in the Omnibus Instrument) relating to the Notes, in such capacity and on behalf of PFG, pursuant to the Distribution Agreement, that:

         1. Since the respective dates as of which information is given in the Prospectus (as defined in the Distribution Agreement), as of the date hereof, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of PFG and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business;

         2. The representations and warranties of PFG contained in the Distribution Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof;

         3. PFG has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof; and

         4. No stop order suspending the effectiveness of the Registration Statement (as defined in the Distribution Agreement) has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such person's knowledge, are threatened by the Commission (as defined in the Distribution Agreement).

         5. Since the date of the Prospectus, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus, and there has been no document required to be filed under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations (all as defined in the Distribution Agreement) which, upon filing, would be deemed to be incorporated by reference in the Prospectus which has not been so filed.

                  [Remainder of Page Intentionally Left Blank]




                                     VIII-1

                                    PART IX
                               TRUST CERTIFICATES

         A. Trust Certificate pursuant to the Distribution Agreement

         The Trust does hereby certify to each Purchasing Agent that is a party to the Terms Agreement (as defined in the Omnibus Instrument) relating to the Notes, in such capacity and on behalf of the Trust, pursuant to the Distribution Agreement and Terms Agreement, as applicable, that:

         1. Since the respective dates as of which information is given in the Prospectus (as defined in the Distribution Agreement), as of the date hereof, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust, whether or not arising in the ordinary course of business;

         2. The representations and warranties of the Trust contained in the Distribution Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof; and

         3. The Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof.

         B. Trust Certificate pursuant to Section 314(c) of the Trust Indenture Act

         The undersigned, a Responsible Officer of the Trustee, on behalf of the Trust and pursuant to Section 1.02 of the Standard Indenture Terms, does hereby certify to the Indenture Trustee as follows:

         1. I am familiar with the Indenture and have read the covenants, conditions and definitions contained therein related to the issuance, authentication and delivery of the Notes;

         2. As to the matters set forth herein, I either have personal knowledge thereof or have obtained knowledge thereof from officers or employees of the Trust, Principal Life or PFG in whom I have confidence and whose duties require them to have personal knowledge thereof. In my opinion, I have made such examination and investigation as has been necessary to enable me to express an informed opinion as to whether or not the covenants or conditions contained in the Indenture have been complied with; and

         3. All conditions precedent provided for in the Indenture to the authentication and delivery of the Notes have been complied with.

         It is expressly understood that: (i) this Certificate is executed by U.S. Bank Trust Company, N.A., not in its individual capacity but solely as Trustee of the Trust, in the exercise of the power and authority conferred and vested in it as such Trustee and (ii) each of the representations made herein by the Trustee are not personal representations, undertakings and agreements of U.S. Bank Trust Company, N.A., or its officers, but are binding solely on the Trust.

                                     PART X
                          PRINCIPAL LIFE CERTIFICATION

         Principal Life certifies, as of the Original Issue Date, that the Principal Life Officer's Certificate, a copy of which is attached as Exhibit A to this Closing Instrument, is true and correct and remains in full force and effect.


                  [Remainder of Page Intentionally Left Blank]

                                    PART XI
                                PFG CERTIFICATION

         PFG certifies, as of the Original Issue Date, that the PFG Officer's Certificate, a copy of which is attached as Exhibit B to this Closing Instrument, is true and correct and remains in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

                                    PART XII
                         INDENTURE TRUSTEE CERTIFICATION

         The Indenture Trustee certifies, as of the Original Issue Date, that the Indenture Trustee Officer's Certificate, a copy of which is attached as Exhibit C to this Closing Instrument, is true and correct and remains in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

                                      XII-1

                                   PART XIII
                              TRUSTEE CERTIFICATION

         The Trustee certifies, as of the Original Issue Date, that the Trustee Officer's Certificate, a copy of which is attached as Exhibit D to this Closing Instrument, is true and correct and remains in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

                                      XIII-1

                                    PART XIV
                         PURCHASING AGENT CERTIFICATION


         On the date hereof, the Trust will issue Notes in accordance with the terms of the Distribution Agreement. The Purchasing Agent hereby certifies to Principal Life, PFG and the Trust as follows:

         (i) that such Purchasing Agent has anti-money laundering policies and procedures in place in accordance with the requirements imposed by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), Pub. L, 107-56, 115 Stat. 280 (October 26, 2001), or any rules or regulations promulgated thereunder, and the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United States Department of Treasury (31 CFR Part 500), in each case to the extent applicable to such Purchasing Agent; and

         (ii) that such Purchasing Agent has implemented an anti-money laundering compliance program pursuant to NASD Rule 3011, to the extent applicable to such Purchasing Agent.

                  [Remainder of Page Intentionally Left Blank]

                                      XIV-1

                                    PART XV
                                  CROSS-RECEIPT

         The Trust hereby acknowledges receipt of the Net Proceeds to the Trust (as specified in the Pricing Supplement) from the Indenture Trustee and herewith delivers to the Indenture Trustee, or has caused to be delivered to the Indenture Trustee, the Notes, duly executed by the Trust pursuant to the Indenture.

         The Trust hereby acknowledges receipt of funds for the Trust Beneficial Interest from or at the direction of the Trust Beneficial Owner and has caused to be registered in the name of the Trust Beneficial Owner the Trust Beneficial Interest pursuant to the Trust Agreement.

         Principal Life hereby acknowledges receipt of the Net Proceeds to the Trust and, for purposes of the Funding Agreement, the receipt of the Net Proceeds to the Trust shall be deemed to be receipt by Principal Life in full of the Net Deposit (as specified in the Funding Agreement). Principal Life herewith delivers to the Indenture Trustee, or has caused to be delivered to the Indenture Trustee, the Funding Agreement, duly executed by Principal Life.

         The Custodian, on behalf of the Indenture Trustee, hereby acknowledges receipt from Principal Life of the Funding Agreement.

         The Custodian, on behalf of the Indenture Trustee, hereby acknowledges receipt from PFG of the Guarantee.

         The Trust Beneficial Owner hereby acknowledges ownership of the Trust Beneficial Interest.

         PFG and the Indenture Trustee hereby acknowledge the terms of this Cross-Receipt.

                  [Remainder of Page Intentionally Left Blank]

                                    PART XVI
                        MISCELLANEOUS AND EXECUTION PAGES

         This Closing Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Each signatory, by its execution hereof, does hereby become a party to each of the agreements or instruments identified for such party as of the Original Issue Date.

         IN WITNESS WHEREOF, the undersigned have executed this Closing Instrument with respect to the Trust, dated as of the date first written above.

                                    By:      PRINCIPAL LIFE INSURANCE COMPANY
                                             (in executing below agrees and
                                             becomes a party to (i) the
                                             Instructions of the Trust set forth
                                             in Part I herein, (ii) the
                                             Assignment of Funding Agreement and
                                             Guarantee set forth in Part IV
                                             herein, (iii) the Acknowledgement
                                             of Funding Agreement and Guarantee
                                             Assignment set forth in Part V
                                             herein, (iv) the Notice of Security
                                             Interest set forth in Part VI
                                             herein, (v) the Principal Life
                                             Certification set forth in Part X
                                             herein and (vi) the Cross-Receipt
                                             set forth in Part XV herein)

                                             By: ________________________
                                             Name: ______________________
                                             Title: _____________________

                                    By:      PRINCIPAL FINANCIAL GROUP, INC. (in
                                             executing below agrees and becomes
                                             a party to (i) the Assignment of
                                             Funding Agreement and Guarantee set
                                             forth in Part IV herein, (ii) the
                                             Acknowledgement of Funding
                                             Agreement and Guarantee Assignment
                                             set forth in Part V herein, (iii)
                                             the Notice of Security Interest set
                                             forth in Part VI herein, (iv) the
                                             PFG Certification set forth in Part
                                             XI herein and (v) the Cross Receipt
                                             set forth in Part XV herein)

                                             By: ________________________
                                             Name: ______________________
                                             Title: _____________________

                             [Execution Page 1 of 4]

                                    By:      THE PRINCIPAL LIFE INCOME FUNDINGS
                                             TRUST DESIGNATED IN THIS CLOSING
                                             INSTRUMENT (in executing below
                                             agrees and becomes party to (i) the
                                             Instructions of the Trust set forth
                                             in Part I herein, (ii) the
                                             Assignment of Funding Agreement and
                                             Guarantee set forth in Part IV
                                             herein, (iii) the Acknowledgement
                                             of Funding Agreement and Guarantee
                                             Assignment set forth in Part V
                                             herein, (iv) the Notice of Security
                                             Interest set forth in Part VI
                                             herein, (v) the Trust Certificate
                                             set forth in Part IX herein and
                                             (vi) the Cross-Receipt set forth in
                                             Part XV herein)

                                             By: ________________________
                                             Name: ______________________
                                             Title: _____________________

                                    By:      [CITIBANK, N.A.][indenture trustee
                                             if Citibank, N.A. is not acting as
                                             indenture trustee], in its capacity
                                             as Indenture Trustee, Registrar,
                                             Transfer Agent, Paying Agent and
                                             Calculation Agent (in executing
                                             below agrees and becomes party to
                                             (i) the Instructions of the Trust
                                             set forth in Part I herein, (ii)
                                             the Acknowledgement of Indenture
                                             Trustee Concerning the Notes set
                                             forth in Part II herein, (iii) the
                                             Assignment of Funding Agreement and
                                             Guarantee set forth in Part IV
                                             herein, (iv) the Acknowledgement of
                                             Funding Agreement and Guarantee
                                             Assignment set forth in Part V
                                             herein, (v) the Notice of Security
                                             Interest set forth in Part VI
                                             herein, (vi) the Indenture Trustee
                                             Certification set forth in Part XII
                                             herein and (vii) the Cross Receipt
                                             set forth in Part XV herein)

                                             By: ________________________
                                             Name: ______________________
                                             Title: _____________________

                             [Execution Page 2 of 4]

                                    By:      U.S. BANK TRUST NATIONAL
                                             ASSOCIATION, in its capacity as
                                             Trustee (in executing below agrees
                                             and becomes a party to the Trustee
                                             Certification set forth in Part
                                             XIII herein)

                                             By: ________________________
                                             Name: ______________________
                                             Title: _____________________

                                    By:      GSS HOLDINGS II, INC., in its
                                             capacity as Trust Beneficial Owner
                                             (in executing below agrees and
                                             becomes a party to the
                                             Cross-Receipt set forth in Part XV
                                             herein)

                                             By: ________________________
                                             Name: ______________________
                                             Title: _____________________

                             [Execution Page 3 of 4]

                                    By:      BANKERS TRUST COMPANY, N.A., in its
                                             capacity as custodian (in executing
                                             below agrees and becomes a party to
                                             (i) the Certificate Regarding
                                             Custody of the Funding Agreement
                                             and the Guarantee set forth in Part
                                             III herein, (ii) the Assignment of
                                             Funding Agreement and Guarantee set
                                             forth in Part IV herein, (iii) the
                                             Acknowledgment of Funding Agreement
                                             and Guarantee Assignment set forth
                                             in Part V herein, (iv) the Notice
                                             of Security Interest set forth in
                                             Part VI herein and (v) the Cross
                                             Receipt set forth in Part XV
                                             herein)

                                             By: ________________________
                                             Name: ______________________
                                             Title: _____________________

                                    By:      [Name], in his/her capacity as an
                                             authorized officer of Principal
                                             Life (in executing below agrees and
                                             becomes a party to the Principal
                                             Life Officer's Certificate set
                                             forth in Part VII herein)

                                             By: ________________________
                                             Name: ______________________
                                             Title: _____________________

                                    By:      [Name], in his/her capacity as an
                                             authorized officer of PFG (in
                                             executing below agrees and becomes
                                             a party to the PFG Officer's
                                             Certificate set forth in Part VIII
                                             herein)

                                             By: ________________________
                                             Name: ______________________
                                             Title: _____________________

                                    By:      [Purchasing Agent] (in executing
                                             below agrees and becomes a party to
                                             (i) the Instructions of the Trust
                                             set forth in Part I herein and (ii)
                                             the Purchasing Agent Certification
                                             set forth in Part XIV herein)

                                             By: _________________________
                                             Name: _______________________
                                             Title: ______________________

                             [Execution Page 4 of 4]